                      GT GLOBAL THEME FUNDS: ADVISOR CLASS

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1997

--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "INVESTMENT RESULTS" WITH RESPECT TO EACH FUND:

GT Global describes the major stages of economic development as revolving in a "virtuous cycle." From time to time, each Fund and GT Global may discuss the virtuous cycle in its sales literature and advertising. This cycle operates worldwide, forcing companies to become increasingly competitive in an ever-expanding global marketplace. GT Global has identified the following sequential stages within the virtuous cycle:

FALLING BORDERS AND TRADE BARRIERS: Barriers between countries diminish, increasing the potential for world trade and promoting global competition.

CAPITAL FLOWS FROM DEVELOPED MARKETS TO EMERGING MARKETS: As barriers fall, restrictions on the free movement of capital in and out of a country are often reduced or removed. The flow of money from developed to developing markets gains momentum.

INDUSTRIALIZATION OF EMERGING MARKETS: With capital flowing across borders, many developing nations are able to quickly begin their process of industrialization.

INCREASED DEMAND FOR GLOBAL CONSUMER PRODUCTS: As people in emerging markets experience rising standards of living due to increased industrialization, they demand more consumer products which can help spur global trade flows.

GT Global believes that we increasingly live in a world without boundaries in terms of trade, competition and investment opportunities. Therefore, GT Global believes it's becoming more relevant to look at investing in terms of industrial groupings, or themes, as an alternative to the traditional, primary focus on regions. GT Global believes such themes make movement possible between stages in the virtuous cycle of economic progress.

                                     [LOGO]

THESX710.GT                                                      October 6, 1997